                                                     Exhibit 99.1
--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   ---------------------------------------------
   CASE NAME: Kitty Hawk, Inc.                      ACCRUAL BASIS
   ---------------------------------------------

   ---------------------------------------------
   CASE NUMBER: 400-42141-BJH                         02/13/95, RWD, 2/96
   ---------------------------------------------

   ---------------------------------------------
   JUDGE: Barbara J. Houser
   ---------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001


   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

   RESPONSIBLE  PARTY:

   /s/ Drew Keith                                          Chief Financial Officer
   -------------------------------------------      --------------------------------------
   ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                   TITLE

   Drew Keith                                                  11/20/2001
   -------------------------------------------      --------------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                              DATE

   PREPARER:

   /s/ Jessica L. Wilson                                   Chief Accounting Officer
   -------------------------------------------      --------------------------------------
   ORIGINAL  SIGNATURE  OF  PREPARER                             TITLE

   Jessica L. Wilson                                           11/20/2001
   -------------------------------------------      --------------------------------------
   PRINTED NAME OF PREPARER                                       DATE
                                                                  ----

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              Monthly Operating Report

------------------------------------
CASE NAME: Kitty Hawk, Inc.                            ACCRUAL BASIS-1
------------------------------------

------------------------------------
CASE NUMBER: 400-42141-BJH                    02/13/95, RWD, 2/96
------------------------------------

------------------------------------

COMPARATIVE BALANCE SHEET
----------------------------------------------------------------------------------------------------------
                                         SCHEDULE                MONTH            MONTH           MONTH
                                                            ----------------------------------------------
ASSETS                                    AMOUNT              October 2001
----------------------------------------------------------------------------------------------------------
1.      UNRESTRICTED CASH                     $ 13,401,586       $ 30,380,086          $0              $0
----------------------------------------------------------------------------------------------------------
2.      RESTRICTED CASH                       $                  $          0          $0              $0
----------------------------------------------------------------------------------------------------------
3.      TOTAL CASH                            $ 13,401,586       $ 30,380,086          $0              $0
----------------------------------------------------------------------------------------------------------
4.      ACCOUNTS RECEIVABLE (NET)             $                  ($14,060,009)         $0              $0
----------------------------------------------------------------------------------------------------------
5.      INVENTORY                             $                   ($1,016,667)         $0              $0
----------------------------------------------------------------------------------------------------------
6.      NOTES RECEIVABLE                      $     15,000       $     15,000          $0              $0
----------------------------------------------------------------------------------------------------------
7.      PREPAID EXPENSES                      $                  $    488,348          $0              $0
----------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                   $422,186,692       $347,800,371          $0              $0
----------------------------------------------------------------------------------------------------------
9.      TOTAL CURRENT ASSETS                  $435,603,278       $363,607,129          $0              $0
----------------------------------------------------------------------------------------------------------
10.     PROPERTY, PLANT & EQUIPMENT           $  2,425,652       $  7,375,404          $0              $0
----------------------------------------------------------------------------------------------------------
11.     LESS: ACCUMULATED
        DEPRECIATION / DEPLETION              $                  $  3,933,191          $0              $0
----------------------------------------------------------------------------------------------------------
12.     NET PROPERTY, PLANT &
        EQUIPMENT                             $  2,425,652       $  3,442,213          $0              $0
----------------------------------------------------------------------------------------------------------
13.     DUE FROM INSIDERS                     $     62,465       $    219,367          $0              $0
----------------------------------------------------------------------------------------------------------
14.     OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)            $ 10,967,208       $  9,155,612          $0              $0
----------------------------------------------------------------------------------------------------------
15.     OTHER (ATTACH LIST)                   $138,370,015       $138,370,015          $0              $0
----------------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                          $587,428,618       $514,794,336          $0              $0
----------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
----------------------------------------------------------------------------------------------------------
17.     ACCOUNTS PAYABLE                      $                  $    756,086          $0              $0
----------------------------------------------------------------------------------------------------------
18.     TAXES PAYABLE                         $                  $          0          $0              $0
----------------------------------------------------------------------------------------------------------
19.     NOTES PAYABLE                         $                  $          0          $0              $0
----------------------------------------------------------------------------------------------------------
20.     PROFESSIONAL FEES                     $                  $  2,861,263          $0              $0
----------------------------------------------------------------------------------------------------------
21.     SECURED DEBT                          $                  $          0          $0              $0
----------------------------------------------------------------------------------------------------------
22.     OTHER (ATTACH LIST)                   $                  $  1,252,129          $0              $0
----------------------------------------------------------------------------------------------------------
23.     TOTAL POSTPETITION
        LIABILITIES                           $                  $  4,869,478          $0              $0
----------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------
24.     SECURED DEBT                          $466,119,468       $380,385,168          $0              $0
----------------------------------------------------------------------------------------------------------
25.     PRIORITY DEBT                         $     29,661       $          0          $0              $0
----------------------------------------------------------------------------------------------------------
26.     UNSECURED DEBT                        $ 22,580,547       $  2,232,210          $0              $0
----------------------------------------------------------------------------------------------------------
27.     OTHER (ATTACH LIST)                   $          0       $ 28,849,513          $0              $0
----------------------------------------------------------------------------------------------------------
28.     TOTAL PREPETITION LIABILITIES         $488,729,676       $411,466,891          $0              $0
----------------------------------------------------------------------------------------------------------
29.     TOTAL LIABILITIES                     $488,729,676       $416,336,369          $0              $0
----------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------
30.     PREPETITION OWNERS' EQUITY            $                  $ 98,457,967          $0              $0
----------------------------------------------------------------------------------------------------------
31.     POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                      $                  $          0          $0              $0
----------------------------------------------------------------------------------------------------------
32.     DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------
33.     TOTAL EQUITY                          $          0       $ 98,457,967          $0              $0
----------------------------------------------------------------------------------------------------------
34.     TOTAL LIABILITIES &
        OWNERS' EQUITY                        $488,729,676       $514,794,336          $0              $0
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

     -----------------------------------------
     CASE NAME: Kitty Hawk, Inc.                    ACCRUAL BASIS-2
     -----------------------------------------

     -----------------------------------------
     CASE NUMBER: 400-42141-BJH                         02/13/95, RWD, 2/96
     -----------------------------------------

     ---------------------------------------------------------
     INCOME STATEMENT

     --------------------------------------------------------------------------------------------------------------
                                                       MONTH              MONTH          MONTH        QUARTER
                                                ---------------------------------------------------
     REVENUES                                       October 2001                                       TOTAL
     --------------------------------------------------------------------------------------------------------------

     1.     GROSS REVENUES                          $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     2.     LESS: RETURNS & DISCOUNTS               $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     3.     NET REVENUE                             $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     COST OF GOODS SOLD
     ------------------------------------------------------------------------------------------------------------
     4.     MATERIAL                                $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     5.     DIRECT LABOR                            $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     6.     DIRECT OVERHEAD                         $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     7.     TOTAL COST OF GOODS SOLD                $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     8.     GROSS PROFIT                            $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     OPERATING EXPENSES
     ------------------------------------------------------------------------------------------------------------
     9.     OFFICER / INSIDER COMPENSATION          $     76,167            $0            $0       $     76,167
     ------------------------------------------------------------------------------------------------------------
     10.    SELLING & MARKETING                     $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     11.    GENERAL & ADMINISTRATIVE                   ($794,488)           $0            $0          ($794,488)
     ------------------------------------------------------------------------------------------------------------
     12.    RENT & LEASE                            $     21,504            $0            $0       $     21,504
     ------------------------------------------------------------------------------------------------------------
     13.    OTHER (ATTACH LIST)                     $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     14.    TOTAL OPERATING EXPENSES                   ($696,817)           $0            $0          ($696,817)
     ------------------------------------------------------------------------------------------------------------
     15.    INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                        $    696,817            $0            $0       $    696,817
     ------------------------------------------------------------------------------------------------------------
     OTHER INCOME & EXPENSES
     ------------------------------------------------------------------------------------------------------------
     16.    NON-OPERATING INCOME (ATT.  LIST)           ($65,477)           $0            $0           ($65,477)
     ------------------------------------------------------------------------------------------------------------
     17.    NON-OPERATING EXPENSE (ATT.  LIST)      $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     18.    INTEREST EXPENSE                        $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     19.    DEPRECIATION / DEPLETION                $     79,758            $0            $0       $     79,758
     ------------------------------------------------------------------------------------------------------------
     20.    AMORTIZATION                            $     76,984            $0            $0       $     76,984
     ------------------------------------------------------------------------------------------------------------
     21.    OTHER (ATTACH LIST)                     $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     22.    NET OTHER INCOME & EXPENSES             $     91,265            $0            $0       $     91,265
     ------------------------------------------------------------------------------------------------------------
     REORGANIZATION EXPENSES
     ------------------------------------------------------------------------------------------------------------
     23.    PROFESSIONAL FEES                       $    605,552            $0            $0       $    605,552
     ------------------------------------------------------------------------------------------------------------
     24.    U.S. TRUSTEE FEES                       $          0            $0            $0       $          0
      -----------------------------------------------------------------------------------------------------------
     25.    OTHER (ATTACH LIST)                     $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     26.    TOTAL REORGANIZATION EXPENSES           $    605,552            $0            $0       $    605,552
     ------------------------------------------------------------------------------------------------------------
     27.    INCOME TAX                              $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------
     28.    NET PROFIT (LOSS)                       $          0            $0            $0       $          0
     ------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   -----------------------------------------------
   CASE NAME: Kitty Hawk, Inc.                      ACCRUAL BASIS-3
   -----------------------------------------------

   -----------------------------------------------
   CASE NUMBER: 400-42141-BJH                           02/13/95, RWD, 2/96
   -----------------------------------------------

   -------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                          MONTH          MONTH           MONTH           QUARTER
                                          -----------------------------------------------
   DISBURSEMENTS                           October 2001                                       TOTAL
   -------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING OF MONTH         $   50,715,032          $0           $0      $    50,715,032
   -------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   -------------------------------------------------------------------------------------------------------
   2.     CASH SALES                        $            0          $0           $0      $             0
   -------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   -------------------------------------------------------------------------------------------------------
   3.     PREPETITION                       $            0          $0           $0      $             0
   -------------------------------------------------------------------------------------------------------
   4.     POSTPETITION                      $            0          $0           $0      $             0
   -------------------------------------------------------------------------------------------------------
   5.     TOTAL OPERATING RECEIPTS          $            0          $0           $0      $             0
   -------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   -------------------------------------------------------------------------------------------------------
   6.     LOANS & ADVANCES (ATTACH LIST)    $            0          $0           $0      $             0
   -------------------------------------------------------------------------------------------------------
   7.     SALE OF ASSETS                    $            0          $0           $0      $             0
   -------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)               $   14,643,697          $0           $0      $    14,643,697
   -------------------------------------------------------------------------------------------------------
   9.     TOTAL NON-OPERATING RECEIPTS      $   14,643,697          $0           $0      $    14,643,697
   -------------------------------------------------------------------------------------------------------
   10.    TOTAL RECEIPTS                    $   14,643,697          $0           $0      $    14,643,697
   -------------------------------------------------------------------------------------------------------
   11.    TOTAL CASH AVAILABLE              $   65,358,729          $0           $0      $    65,358,729
   -------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   -------------------------------------------------------------------------------------------------------
   12.    NET PAYROLL                       $    2,108,295          $0           $0      $     2,108,295
   -------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                $    1,143,954          $0           $0      $     1,143,954
   -------------------------------------------------------------------------------------------------------
   14.    SALES, USE & OTHER TAXES PAID     $    2,756,271          $0           $0      $     2,756,271
   -------------------------------------------------------------------------------------------------------
   15.    SECURED / RENTAL / LEASES         $   19,205,687          $0           $0      $    19,205,687
   -------------------------------------------------------------------------------------------------------
   16.    UTILITIES                         $       66,779          $0           $0      $        66,779
   -------------------------------------------------------------------------------------------------------
   17.    INSURANCE                         $      634,300          $0           $0      $       634,300
   -------------------------------------------------------------------------------------------------------
   18.    INVENTORY PURCHASES               $            0          $0           $0      $             0
   -------------------------------------------------------------------------------------------------------
   19.    VEHICLE EXPENSES                  $            0          $0           $0      $             0
   -------------------------------------------------------------------------------------------------------
   20.    TRAVEL                            $      597,914          $0           $0      $       597,914
   -------------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                     $            0          $0           $0      $             0
   -------------------------------------------------------------------------------------------------------
   22.    REPAIRS & MAINTENANCE             $      749,637          $0           $0      $       749,637
   -------------------------------------------------------------------------------------------------------
   23.    SUPPLIES                          $            0          $0           $0      $             0
   -------------------------------------------------------------------------------------------------------
   24.    ADVERTISING                       $        2,278          $0           $0      $         2,278
   -------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)               $    6,361,001          $0           $0      $     6,361,001
   -------------------------------------------------------------------------------------------------------
   26.    TOTAL OPERATING ISBURSEMENTS      $   33,626,116          $0           $0      $    33,626,116
   -------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   -------------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL FEES                 $    1,337,277          $0           $0      $     1,337,277
   -------------------------------------------------------------------------------------------------------
   28.    U.S. TRUSTEE FEES                 $       15,250          $0           $0      $        15,250
   -------------------------------------------------------------------------------------------------------
   29.    OTHER (ATTACH LIST)               $            0          $0           $0      $             0
   -------------------------------------------------------------------------------------------------------
   30.    TOTAL REORGANIZATION EXPENSES     $    1,352,527          $0           $0      $     1,352,527
   -------------------------------------------------------------------------------------------------------
   31.    TOTAL DISBURSEMENTS               $   34,978,643          $0           $0      $    34,978,643
   -------------------------------------------------------------------------------------------------------
   32.    NET CASH FLOW                       ($20,334,946)         $0           $0         ($20,334,946)
   -------------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH               $   30,380,086          $0           $0      $    30,380,086
   -------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

        ----------------------------------------
        CASE NAME:  Kitty Hawk, Inc.               ACCRUAL BASIS-4
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42141-BJH                    02/13/95, RWD, 2/96
        ----------------------------------------

        --------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULE              MONTH             MONTH       MONTH
                                                                                --------------------------------------------
        ACCOUNTS RECEIVABLE AGING                                   AMOUNT           October 2001
        --------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                                   $         0     $      0    $      0
        --------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                                  $         0     $      0    $      0
        --------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                                  $         0     $      0    $      0
        ---------------------------------------------------------------------------------------- ---------------------------
        4.      91+                                                                    $    63,261     $      0    $      0
        --------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                          $      0            $    63,261     $      0    $      0
        --------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                        $14,123,270     $      0    $      0
        --------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                          $      0           ($14,060,009)    $      0    $      0
        --------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                          MONTH:    October 2001
                                                                                                   -------------------------

        ---------------------------------------------- ---------------------------------------------------------------------
                                                          0-30       31-60                   61-90         91+
        TAXES  PAYABLE                                    DAYS        DAYS                    DAYS         DAYS        TOTAL
        --------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                                 $     0    $      0            $         0     $      0    $      0
        --------------------------------------------------------------------------------------------------------------------
        2.      STATE                                   $     0    $      0            $         0     $      0    $      0
        --------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                   $     0    $      0            $         0     $      0    $      0
        --------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                     $     0    $      0            $         0     $      0    $      0
        --------------------------------------------------------------------------------------------------------------------
        5.      TOTAL  TAXES  PAYABLE                   $     0    $      0            $         0     $      0    $      0
        --------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS  PAYABLE                       $76,673    $104,748            $    84,499     $490,166    $756,086
        --------------------------------------------------------------------------------------------------------------------


        --------------------------------------------------------

        STATUS OF POSTPETITION TAXES                                                        MONTH:  October 2001
                                                                                                   -------------------------

        --------------------------------------------------------------------------------------------------------------------
                                                                   BEGINNING                AMOUNT                  ENDING
                                                                      TAX                 WITHHELD AND/   AMOUNT      TAX
        FEDERAL                                                    LIABILITY*              OR ACCRUED     PAID    LIABILITY
        --------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                            $0                $86,415      $86,415    $      0
        --------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                          $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                          $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                             $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                                   $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                      $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                      $0                $86,415      $86,415    $      0
        --------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        --------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                              $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        9.      SALES                                                    $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                                   $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                             $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                            $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                        $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                      $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                                      $0                $     0      $     0    $      0
        --------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                              $0                $86,415      $86,415    $      0
        --------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   ---------------------------------
   CASE NAME: Kitty Hawk, Inc.               ACCRUAL BASIS-5
   ---------------------------------

   ---------------------------------
   CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96
   ---------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:       October 2001
                                                                   ------------------------------------------------------------
   ---------------------------------------------
   BANK RECONCILIATIONS
                                                 Account #1              Account #2          Account #3
   ----------------------------------------------------------------------------------------------------------------------------
   A.          BANK:                              Bank One                Bank One          Wells Fargo
   ----------------------------------------------------------------------------------------------------------
   B.          ACCOUNT NUMBER:                    100140334              9319959434         4417-881463         TOTAL
   ----------------------------------------------------------------------------------------------------------
   C.          PURPOSE (TYPE):                    Operating             Disbursement         Operating
   ----------------------------------------------------------------------------------------------------------------------------
   1.      BALANCE PER BANK STATEMENT                   $  431,874                $300,000        $    35,985      $ 1,064,174
   ----------------------------------------------------------------------------------------------------------------------------
   2.      ADD: TOTAL DEPOSITS NOT CREDITED             $        0                $      0        $         0      $         0
   ----------------------------------------------------------------------------------------------------------------------------
   3.      SUBTRACT: OUTSTANDING CHECKS                 $1,323,750                $      0        $         0      $ 1,597,594
   ----------------------------------------------------------------------------------------------------------------------------
   4.      OTHER RECONCILING ITEMS                         ($6,237)               $      0        $         0          ($6,237)
   ----------------------------------------------------------------------------------------------------------------------------
   5.      MONTH END BALANCE PER BOOKS                   ($898,113)               $300,000        $    35,985        ($562,128)
   ----------------------------------------------------------------------------------------------------------------------------
   6.      NUMBER OF LAST CHECK WRITTEN           No checks                 39003            No checks
   ----------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------
   INVESTMENT ACCOUNTS

   ----------------------------------------------------------------------------------------------------------------------------
                                                   DATE OF                 TYPE OF            PURCHASE          CURRENT
   BANK, ACCOUNT NAME & NUMBER                    PURCHASE               INSTRUMENT            PRICE             VALUE
   ----------------------------------------------------------------------------------------------------------------------------
   7.      Wells Fargo Certificate of Deposit                           CD                        $   600,000      $   605,115
   ----------------------------------------------------------------------------------------------------------------------------
   8.      Bank One                                     10/31/2001      Overnight Sweep           $30,313,628      $30,313,628
   ----------------------------------------------------------------------------------------------------------------------------
   9.      N/A
   ----------------------------------------------------------------------------------------------------------------------------
   10.     N/A
   ----------------------------------------------------------------------------------------------------------------------------
   11.     TOTAL INVESTMENTS                                                                      $30,913,628      $30,918,743
   ----------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------
   CASH

   ----------------------------------------------------------------------------------------------------------------------------
   12.     CURRENCY ON HAND                                                                                        $     1,000
   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------
   13.     TOTAL CASH - END OF MONTH                                                                               $30,380,086
   ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ---------------------------------
   CASE NAME: Kitty Hawk, Inc.               ACCRUAL BASIS-5
   ---------------------------------

   ---------------------------------
   CASE NUMBER: 400-42141-BJH                           02/13/95, RWD, 2/96
   ---------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:     October 2001
                                                                  -------------------------------------------------------------
   --------------------------------------------
   BANK RECONCILIATIONS
                                                Account #4             Account #5           Account #6
   ----------------------------------------------------------------------------------------------------------------------------
   A.          BANK:                             Bank One               Bank One             Bank One
   ----------------------------------------------------------------------------------------------------------
   B.          ACCOUNT NUMBER:                  1570695922        100129949/9319958451      1586268961          TOTAL
   ----------------------------------------------------------------------------------------------------------
   C.          PURPOSE (TYPE):                    Payroll           Health Insurance       Flex Spending
   ----------------------------------------------------------------------------------------------------------------------------
   1.      BALANCE PER BANK STATEMENT                          $0               $273,844              $22,471         $296,315
   ----------------------------------------------------------------------------------------------------------------------------
   2.      ADD: TOTAL DEPOSITS NOT CREDITED                    $0               $      0              $     0         $      0
   ----------------------------------------------------------------------------------------------------------------------------
   3.      SUBTRACT: OUTSTANDING CHECKS                        $0               $273,844              $     0         $273,844
   ----------------------------------------------------------------------------------------------------------------------------
   4.      OTHER RECONCILING ITEMS                             $0               $      0              $     0         $      0
   ----------------------------------------------------------------------------------------------------------------------------
   5.      MONTH END BALANCE PER BOOKS                         $0               $      0              $22,471         $ 22,471
   ----------------------------------------------------------------------------------------------------------------------------
   6.      NUMBER OF LAST CHECK WRITTEN            87112                 154707                11102
   ----------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------
   INVESTMENT ACCOUNTS

   ----------------------------------------------------------------------------------------------------------------------------
                                                  DATE OF               TYPE OF              PURCHASE          CURRENT
   BANK, ACCOUNT NAME & NUMBER                   PURCHASE              INSTRUMENT              PRICE            VALUE
   ----------------------------------------------------------------------------------------------------------------------------
   7.
   ----------------------------------------------------------------------------------------------------------------------------
   8.
   ----------------------------------------------------------------------------------------------------------------------------
   9.
   ----------------------------------------------------------------------------------------------------------------------------
   10.
   ----------------------------------------------------------------------------------------------------------------------------
   11.     TOTAL INVESTMENTS                                                                          $     0         $      0
   ----------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------
   CASH

   ----------------------------------------------------------------------------------------------------------------------------
   12.     CURRENCY ON HAND                                                                                           $      0
   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------
   13.     TOTAL CASH - END OF MONTH                                                                                  $ 22,471
   ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        -----------------------------------------
        CASE NAME:  Kitty Hawk, Inc.                ACCRUAL BASIS-5
        -----------------------------------------

        -----------------------------------------
        CASE NUMBER: 400-42141-BJH                      02/13/95, RWD, 2/96
        -----------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                     MONTH:   October 2001
        -----------------------------------------------                       ----------------------------------------------------
        BANK  RECONCILIATIONS
                                                               Account #7           Account #8         Account #9
        --------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                  Bank One
        ---------------------------------------------------------------------------------------------------------

        B.          ACCOUNT NUMBER:                       1586269860                                                   TOTAL
        ---------------------------------------------------------------------------------------------------------

        C.          PURPOSE (TYPE):                           COD
        --------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                               $0                 $0                $0               $0
        --------------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED                         $0                 $0                $0               $0
        --------------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                             $0                 $0                $0               $0
        --------------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                                  $0                 $0                $0               $0
        --------------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                              $0                                                    $0
        --------------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN                 2111
        --------------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------
        INVESTMENT ACCOUNTS

        --------------------------------------------------------------------------------------------------------------------------
                                                            DATE OF             TYPE OF            PURCHASE       CURRENT
        BANK, ACCOUNT NAME & NUMBER                        PURCHASE            INSTRUMENT            PRICE         VALUE
        --------------------------------------------------------------------------------------------------------------------------
        7.
        --------------------------------------------------------------------------------------------------------------------------
        8.
        --------------------------------------------------------------------------------------------------------------------------
        9.
        --------------------------------------------------------------------------------------------------------------------------
        10.
        --------------------------------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                                             $0               $0
        --------------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------
        CASH

        --------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND
        --------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                                      $0
        --------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

      ---------------------------------
      CASE NAME:  Kitty Hawk, Inc.             ACCRUAL BASIS-6
      ---------------------------------

      ---------------------------------
      CASE NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
      ---------------------------------

                                                     MONTH:      October 2001
                                                     ------------------------

      ---------------------------------------
      PAYMENTS TO INSIDERS AND PROFESSIONALS
      ---------------------------------------

      OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
      CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

      ------------------------------------------------------------------------
                                    INSIDERS
      ------------------------------------------------------------------------
                                   TYPE OF          AMOUNT          TOTAL PAID
                    NAME           PAYMENT           PAID            TO DATE
      ------------------------------------------------------------------------
      1.   Mike Clark              Salary          $ 7,917          $  137,499
      ------------------------------------------------------------------------
      2.   Jim Craig               Salary          $16,667          $  400,002
      ------------------------------------------------------------------------
      3.   Janie Garrard           Salary          $     0          $    2,625
      ------------------------------------------------------------------------
      4.   Drew Keith              Salary          $16,250          $  396,462
      ------------------------------------------------------------------------
      5    Lena Baker              Salary          $     0          $    7,500
      ------------------------------------------------------------------------
      6    Jim Reeves              Salary          $33,333          $  566,661
      ------------------------------------------------------------------------
      7    John Turnipseed         Salary          $     0          $   41,668
      ------------------------------------------------------------------------
      8    TOTAL PAYMENTS
           TO INSIDERS                             $74,167          $1,552,417
      ------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------------------
                                                 PROFESSIONALS
      ---------------------------------------------------------------------------------------------------------
                                 DATE OF COURT                                                       TOTAL
                               ORDER AUTHORIZING    AMOUNT            AMOUNT       TOTAL PAID       INCURRED
                         NAME       PAYMENT        APPROVED            PAID          TO DATE        & UNPAID *
      ---------------------------------------------------------------------------------------------------------
      1.   Lain Faulkner                                            $  103,903     $ 1,045,078       $   85,285
      ---------------------------------------------------------------------------------------------------------
      2.   Haynes and Boone                                         $  802,597     $ 3,989,815       $  431,262
      ---------------------------------------------------------------------------------------------------------
      3.   The Seabury Group                                        $  125,000     $ 2,250,000       $        0
      ---------------------------------------------------------------------------------------------------------
      4.   Forshey & Prostock                                       $        0     $   365,670       $        0
      ---------------------------------------------------------------------------------------------------------
      5    Price Waterhouse Coopers                                 $        0     $   386,015       $        0
      ---------------------------------------------------------------------------------------------------------
      6    Jay Alix and Associates                                  $   43,905     $   918,265       $   79,108
      ---------------------------------------------------------------------------------------------------------
      7    Andrews & Kurth                                          $        0     $   995,467       $        0
      ---------------------------------------------------------------------------------------------------------
      8    Jenkins & Gilchrist                                      $        0         $47,474       $        0
      ---------------------------------------------------------------------------------------------------------
      9    Ford and Harrison                                        $    4,487     $   228,016       $    1,731
      ---------------------------------------------------------------------------------------------------------
      10   Grant Thornton                                           $    2,138     $   365,915       $   17,792
      ---------------------------------------------------------------------------------------------------------
      11   Verner Liipfert                                          $   17,917     $   690,668       $  145,151
      ---------------------------------------------------------------------------------------------------------
      12   The Ivy Group                                            $        0     $    81,900       $        0
      ---------------------------------------------------------------------------------------------------------
      13   Wells Fargo Bank - reimburse prof fees - disputing amount$        0     $ 1,036,744       $2,100,934
      ---------------------------------------------------------------------------------------------------------
      14   TOTAL PAYMENTS
           TO PROFESSIONALS                        $     0          $1,099,947     $12,401,027       $2,861,263
      ---------------------------------------------------------------------------------------------------------

      *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

      -------------------------------------------------------------------------------------------
      POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
      PROTECTION PAYMENTS
      -------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------
                                                 SCHEDULED            AMOUNTS
                                                  MONTHLY               PAID           TOTAL
                                                 PAYMENTS              DURING          UNPAID
                    NAME OF CREDITOR                DUE                 MONTH       POSTPETITION
      -------------------------------------------------------------------------------------------
      1.   N/A
      -------------------------------------------------------------------------------------------
      2.   N/A
      -------------------------------------------------------------------------------------------
      3.   N/A
      -------------------------------------------------------------------------------------------
      4.   N/A
      -------------------------------------------------------------------------------------------
      5.   N/A
      -------------------------------------------------------------------------------------------
      6.   TOTAL                                   $     0          $        0     $         0
      -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

     ---------------------------------------
     CASE NAME: Kitty Hawk, Inc.              ACCRUAL BASIS-7
     ---------------------------------------

     ---------------------------------------
     CASE NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96
     ---------------------------------------

                                              MONTH:  October 2001
                                                    ----------------------------

     ---------------------------
     QUESTIONNAIRE

     ----------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES                NO
     ----------------------------------------------------------------------------------------------------------------------------
     1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                              X
     ----------------------------------------------------------------------------------------------------------------------------
     2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                        X
     ----------------------------------------------------------------------------------------------------------------------------
     3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
            LOANS) DUE FROM RELATED PARTIES?                                                                                  X
     ----------------------------------------------------------------------------------------------------------------------------
     4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
            THIS REPORTING PERIOD?                                                                          X
     ----------------------------------------------------------------------------------------------------------------------------
     5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
            DEBTOR FROM ANY PARTY?                                                                                            X
     ----------------------------------------------------------------------------------------------------------------------------
     6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                      X
     ----------------------------------------------------------------------------------------------------------------------------
     7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
            PAST DUE?                                                                                                         X
     ----------------------------------------------------------------------------------------------------------------------------
     8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                  X
     ----------------------------------------------------------------------------------------------------------------------------
     9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                        X
     ----------------------------------------------------------------------------------------------------------------------------
     10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
            DELINQUENT?                                                                                                       X
     ----------------------------------------------------------------------------------------------------------------------------
     11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
            REPORTING PERIOD?                                                                                                 X
     ----------------------------------------------------------------------------------------------------------------------------
     12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                                   X
     ----------------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
     Item #4 - the Company has paid down approximately $3.2 million on its
     ---------------------------------------------------------------------------
     revolving credit facility in accordance with various court orders. Cash
     ---------------------------------------------------------------------------
       used in the payments were a result of asset sales (aircraft and
     ---------------------------------------------------------------------------
       inventory) and internally generated cash. Additionally, a $15 million
     ---------------------------------------------------------------------------
       payment was made to Wells Fargo Bank on the outstanding term notes. This
     ---------------------------------------------------------------------------
       is reflected on MOR for Kitty Hawk Aircargo, Inc. (Case#400-42142).
     ---------------------------------------------------------------------------

     --------------------------------------------------
     INSURANCE

     ----------------------------------------------------------------------------------------------------------------------------
                                                                                                           YES                NO
     ----------------------------------------------------------------------------------------------------------------------------
     1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
            NECESSARY INSURANCE COVERAGES IN EFFECT?                                                        X
     ----------------------------------------------------------------------------------------------------------------------------
     2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                          X
     ----------------------------------------------------------------------------------------------------------------------------
     3.     PLEASE ITEMIZE POLICIES BELOW.
     ----------------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------
                                                      INSTALLMENT  PAYMENTS
     ----------------------------------------------------------------------------------------------------------------------------
                 TYPE  OF                                                                               PAYMENT AMOUNT
                  POLICY                    CARRIER                     PERIOD COVERED                   & FREQUENCY
     ----------------------------------------------------------------------------------------------------------------------------
            121 Aircraft Insurance    Aviation Agency               6/1/2001 - 5/31/2002               781,160       Quarterly
     ----------------------------------------------------------------------------------------------------------------------------
            Workers Comp              Aviation Agency               01/01/2001 - 12/31/2001             95,000       Monthly
     ----------------------------------------------------------------------------------------------------------------------------
            Inland Marine/Property    CGU                           4/1/2001 - 3/31/2002                 9,902       Monthly
     ----------------------------------------------------------------------------------------------------------------------------
            Professional Liab         Aviation Agency               6/1/2001 - 5/31/2002                25,291       Annual
     ----------------------------------------------------------------------------------------------------------------------------
            135 Aircraft Insurance    Aviation Agency               10/1/2001 - 9/30/2002               59,319       Quarterly
     ----------------------------------------------------------------------------------------------------------------------------
            Primary Auto              Aviation Agency               4/1/2001 - 3/31/2002                10,827       Monthly
     ----------------------------------------------------------------------------------------------------------------------------
            Excess Auto               Aviation Agency               4/1/2001 - 3/31/2002                29,870       Annual
     ----------------------------------------------------------------------------------------------------------------------------
            Aggregate Claims Liab     Reliastar                     5/1/2001 - 4/30/2002                15,000       Annually
     ----------------------------------------------------------------------------------------------------------------------------
            Claims Admin Runout       CIGNA                         5/1/2001 - 4/30/2002               125,779       One time
     ----------------------------------------------------------------------------------------------------------------------------
            Pilot Long Term Disabl    UNUM                          5/1/2001 - 4/30/2002                 7,975       Monthly
     ----------------------------------------------------------------------------------------------------------------------------
            Stop Loss                 Reliastar                     5/1/2001 - 4/30/2002                31,635       Monthly
     ----------------------------------------------------------------------------------------------------------------------------
            Case Management           Reliastar                     5/1/2001 - 4/30/2002                 1,329       Monthly
     ----------------------------------------------------------------------------------------------------------------------------
            Claims Administration     Allied Benefit System         5/1/2001 - 4/30/2002                25,052       Monthly
     ----------------------------------------------------------------------------------------------------------------------------
            Life/AD&D                 CIGNA                         5/1/2001 - 4/30/2002                11,732       Monthly
     ----------------------------------------------------------------------------------------------------------------------------
            EAP                       Behavioral Health Partners    5/1/2001 - 4/30/2002                 2,941       Monthly
     ----------------------------------------------------------------------------------------------------------------------------
            Section 125 Admin         Taxsaver                      5/1/2001 - 4/30/2002                 1,179       Monthly
     ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    -------------------------------------------------
    CASE NAME:  Kitty Hawk, Inc.                        FOOTNOTES SUPPLEMENT
    -------------------------------------------------

    -------------------------------------------------
    CASE NUMBER: 400-42141-BJH                             ACCRUAL BASIS
    -------------------------------------------------

                                           MONTH:               October 2001
                                                     ---------------------------

    ------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS FORM NUMBER    LINE NUMBER                                FOOTNOTE / EXPLANATION
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
              3                        8        All cash received into the each subsidiary cash account is swept
    ------------------------------------------------------------------------------------------------------------------------------
                                                   each night to Kitty Hawk, Inc. Master Account
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
              3                       31        All disbursements (either by wire transfer or check), including payroll, are
    ------------------------------------------------------------------------------------------------------------------------------
                                                   disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ------------------------------------------------------------------------------------------------------------------------------
                                                   account.
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
              4                        6        All assessments of uncollectible accounts receivable are done
    ------------------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
    ------------------------------------------------------------------------------------------------------------------------------
                                                   down to Inc.'s subsidiaries as deemed necessary.
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
              7                                 All insurance policies are carried in the name of Kitty Hawk, Inc. and its
    ------------------------------------------------------------------------------------------------------------------------------
                                                   subsidiaries. Therefore, they are listed here accordingly.
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items


ACCRUAL BASIS-1                                October 2001

8.    OTHER (ATTACH LIST)                      $ 347,800,371 Reported
                                               --------------
           Intercompany Receivables              345,726,573
           Escrow TJR                                400,000
           A/R Other                                 321,134
           A/R Employees                                (141)
           A/R 401(k) Loan                              (494)
           A/R Reconciling item                      (13,715)
           Deferred Taxes                            776,266
           Deposits - Other                          174,749
           Deposits - Retainers                      415,999
                                               --------------
                                                 347,800,371 Detail
                                               --------------
                                                           - Difference

14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                   9,155,612 Reported
                                               --------------
           Loan organization costs                   729,580
           Bond offering costs                     7,151,860
           Goodwill - KH Cargo                     1,274,172
                                               --------------
                                                   9,155,612 Detail
                                               --------------
                                                           - Difference

15.   OTHER (ATTACH LIST)                        138,370,015
                                               --------------
           Investment in KH Aircargo                   1,000
           Investment in KH International         81,974,302
           Investment in Longhorn                  2,266,436
           Investment in KH Cargo                 54,128,277
                                               --------------
                                                 138,370,015 Detail
                                               --------------
                                                           - Difference

22.   OTHER (ATTACH LIST)                        $ 1,252,129 Reported
                                               --------------
           Accrued expenses                           (5,870)
           Accrued interest                          275,504
           Accrued health savings                    638,721
           A/P Aging reconciling item                (61,465)
           A/P clearing                                   71
           Accrued 401(k)                              5,168
           Accrued Salaries/Wages                    400,000
                                               --------------
                                                   1,252,129 Detail
                                               --------------
                                                           - Difference

27.   OTHER (ATTACH LIST)                       $ 28,849,513 Reported
                                               --------------
           Deferred Taxes                         31,006,505
           Accrued Taxes payable                 (17,685,739)
           Interest payable                       15,528,747
                                               --------------
                                                  28,849,513 Detail
                                               --------------
                                                           - Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items


ACCRUAL BASIS-2

16.   NON-OPERATING INCOME (ATT. LIST)                    (65,477)Reported
                                                      ------------
           Interest Income                                (67,953)
           Other Misc Income                                2,476
                                                      ------------
                                                          (65,477)Detail

                                                                - Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                              14,643,697 Reported
                                                      ------------
           Transfers from Charters                      1,636,199
           Transfers from Cargo                         6,285,850
           Transfers from Aircargo                      3,571,529
           Transfers from International                         -
           Cash deposits - non-lockbox                  2,608,151
           Interest income                                 65,544
           Misc Deposits                                   73,525
           Tyler Road Building proceeds                   422,169
           NSF Checks                                     (19,270)
                                                      ------------
                                                       14,643,697 Detail
                                                      ------------
                                                                - Difference
                                                      ------------


25.   OTHER (ATTACH LIST)                               6,361,001 Reported
                                                      ------------
           Inc. 401(k)                                    166,103
           Employee Expenses                               29,134
           Bank charges                                     4,704
           Refunds/Claims                                     964
           Fuel                                         2,645,636
           Ground Handling                              1,196,356
           Shipping                                        42,459
           Ondemand Charter costs                          15,627
           135 Airline costs                                6,210
           Building Rent and expenses                     436,126
           Building maintenance/security                   87,775
           Contract Labor                                  91,797
           Trucking                                       437,248
           Customs/Parking/Landing                        459,985
           Containers                                      33,950
           Simulator/Communication/Other Training         347,132
           CNET                                             6,770
           Misc                                             6,249
           Voided checks and corrections                  (24,744)
           Board of Direcetors expenses                    54,400
           Asset purchase                                  78,517
           Charts/Manuals                                  68,097
           Shutdown costs                                  93,269
           Taxes                                            9,072
           Deicing                                         30,012
           Office                                          38,153
                                                      ------------
                                                        6,361,001 Detail
                                                                - Difference